United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2010

Clarus Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code:  (801) 278-5552

One Landmark Square, 22nd Floor, Stamford Connecticut, 06901
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 1, 2010, Clarus Corporation issued a press release announcing the completion of its acquisition of each of Black Diamond Equipment, Ltd. and Gregory Mountain Products, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibit is filed herewith as a part of this report:

Exhibit	Description

99.1	Press Release issued by Clarus Corporation, dated June 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2010

CLARUS CORPORATION

By:     /s/ Robert Peay
Name: Robert Peay
Title:   Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Clarus Corporation, dated June 1, 2010.